ETF OPPORTUNITIES TRUST

Fund	Trading Symbol
REX IncomeMax AMD Strategy ETF	MAXA
REX IncomeMax AMZN Strategy ETF	MAMZ
REX IncomeMax TSLA Strategy ETF	MAXT
REX IncomeMax BIIB Strategy ETF	MAXB
REX IncomeMax EEM Strategy ETF	MAXE
REX IncomeMax GDXJ Strategy ETF	MGDJ
REX IncomeMax GOOG Strategy ETF	MAXG
REX IncomeMax META Strategy ETF	MAXF
REX IncomeMax MSFT Strategy ETF	MAXM
REX IncomeMax MSTR Strategy ETF	MMST
REX IncomeMax PYPL Strategy ETF	MAXP
REX IncomeMax SLV Strategy ETF	MSLV
REX IncomeMax SMH Strategy ETF	MSMH
REX IncomeMax SNOW Strategy ETF	MSNO
REX IncomeMax TLRY Strategy ETF	MTLR
REX IncomeMax V Strategy ETF	MAXV
(collectively the “Funds”)

Supplement dated January 29, 2026
to the Prospectus and the Statement of Additional Information (“SAI”) dated September 14, 2023

The Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) has approved a Plan of Dissolution (the “Plan”) for the Funds. The Board approved the Plan based on the recommendation of the investment adviser to the Fund and its indication that it had no plans to launch the Funds. The Funds are expected to dissolve on or about January 30, 2026.

If you have questions or need assistance, please contact your financial advisor directly or the Funds toll-free at 1-844-802-4004.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Funds toll-free at 1-844-802-4004.